Exhibit 10.2

UDOT CTL-Funding, LLC, a Tennessee limited liability company

6.84% Senior Secured Note, Due November 15, 2034

No. A-1 October 22, 2025
$195,934,487.65

UDOT CTL-Funding, LLC, a Tennessee limited liability company (the “Company”), for value received, hereby promises to pay to or to the order of Wilmington Trust, National Association, as Trustee or registered assigns, the original principal amount of One Hundred Ninety-Five Million Nine Hundred Thirty-Four Thousand Four Hundred Eighty-Seven and 65/100 dollars ($195,934,487.65), together with interest from the date hereof until maturity at the rate of 6.84% per annum (computed on the basis of a 360-day year of 12 consecutive 30-day months) in installments as provided in the amortization schedule attached hereto as Annex I.

The Company further promises to pay interest at the rate of 11.84% (the “Default Rate”) per annum (i) on each overdue installment of principal, premium, if any, and (to the extent legally enforceable) upon each overdue installment of interest in each case from and after the due date of each such installment, whether by acceleration or otherwise, until paid and (ii) during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount. Payments of principal, premium, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by check mailed and addressed to the holder hereof at the address set forth on page 1 of the Note Purchase Agreement described below, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Company in writing. If any scheduled payment date on this Note is not a Business Day, the applicable payment shall be due and payable on the first Business Day immediately following such scheduled payment date.

This Note is issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of the date hereof (the “Note Purchase Agreement”) entered into by the Company with Wilmington Trust, National Association, as Trustee (the “Purchaser”) and secured by the Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing Statement dated as of the date hereof (the “Deed of Trust”) from the Company for the benefit of the Purchaser in respect of the Granted Property described therein and the Composite Sublease Agreement dated as of August 12, 2024 between Universal Development of Tennessee, LLC, a Tennessee limited liability company (“UDOT”) and Ford Motor Company, a Delaware corporation (the “Tenant”), as assigned by that certain Assignment of Composite Sublease Agreement dated as of October 22, 2025, from UDOT to the Company (collectively, as may be heretofore or hereafter otherwise amended, modified or supplemented, the “Composite Sublease”) and the Facility Lease Agreement, dated as of August 12, 2024, between the State of Tennessee, acting by and through the Megasite Authority of West Tennessee, as lessor (the “Authority”) and Tenant, as lessee (as may be heretofore or hereafter otherwise amended, modified or supplemented, the “Prime Lease”). This Note and the holder hereof are entitled to all the benefits provided for by the Note Purchase Agreement, the Deed of Trust and the other Operative Agreements, to which Note Purchase Agreement, Deed of Trust and Operative Agreements reference is hereby made for the statement thereof, including a description of the Granted Property, the nature and extent of the security and the rights of the holder of the Note and of the Company

EXHIBIT A

(to Note Purchase Agreement)

in respect thereof. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Deed of Trust.

Interest on the indebtedness hereunder shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the indebtedness hereunder or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be cancelled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the indebtedness hereunder or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this Note and all other instruments concerning the Indebtedness Hereby Secured.

If not sooner due and payable pursuant to the terms of the Deed of Trust, the entire indebtedness evidenced by this Note shall be due and payable on November 15, 2034.

This Note may be declared due prior to November 15, 2034, voluntary prepayments may be made thereon by the Company and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Deed of Trust.

[Signatures on Following Page]

This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law provisions.

UDOT CTL-Funding, LLC, a Tennessee limited liability company

By:	/s/ Jude M. Beres
Name:	Jude M. Beres
Title:	President

ANNEX I

AMORTIZATION SCHEDULE

DS Payment Date	DS Payment	Principal	Interest	End Balance
6.84%				$195,934,487.65
11/15/25	2,418,389.61	(1,301,563.03)	(1,116,826.58)	194,632,924.62
12/15/25	2,418,389.61	(1,308,981.94)	(1,109,407.67)	193,323,942.68
1/15/26	2,418,389.61	(1,316,443.14)	(1,101,946.47)	192,007,499.54
2/15/26	2,418,389.61	(1,323,946.86)	(1,094,442.75)	190,683,552.68
3/15/26	2,418,389.61	(1,331,493.36)	(1,086,896.25)	189,352,059.32
4/15/26	2,418,389.61	(1,339,082.87)	(1,079,306.74)	188,012,976.45
5/15/26	2,418,389.61	(1,346,715.64)	(1,071,673.97)	186,666,260.81
6/15/26	2,418,389.61	(1,354,391.92)	(1,063,997.69)	185,311,868.89
7/15/26	2,418,389.61	(1,362,111.96)	(1,056,277.65)	183,949,756.93
8/15/26	2,418,389.61	(1,369,876.00)	(1,048,513.61)	182,579,880.93
9/15/26	2,418,389.61	(1,377,684.29)	(1,040,705.32)	181,202,196.64
10/15/26	2,418,389.61	(1,385,537.09)	(1,032,852.52)	179,816,659.55
11/15/26	2,418,389.61	(1,393,434.65)	(1,024,954.96)	178,423,224.90
12/15/26	2,418,389.61	(1,401,377.23)	(1,017,012.38)	177,021,847.67
1/15/27	2,418,389.61	(1,409,365.08)	(1,009,024.53)	175,612,482.59
2/15/27	2,418,389.61	(1,417,398.46)	(1,000,991.15)	174,195,084.13
3/15/27	2,418,389.61	(1,425,477.63)	(992,911.98)	172,769,606.50
4/15/27	2,418,389.61	(1,433,602.85)	(984,786.76)	171,336,003.65
5/15/27	2,418,389.61	(1,441,774.39)	(976,615.22)	169,894,229.26
6/15/27	2,418,389.61	(1,449,992.50)	(968,397.11)	168,444,236.76
7/15/27	2,418,389.61	(1,458,257.46)	(960,132.15)	166,985,979.30
8/15/27	2,418,389.61	(1,466,569.53)	(951,820.08)	165,519,409.77
9/15/27	2,418,389.61	(1,474,928.97)	(943,460.64)	164,044,480.80
10/15/27	2,418,389.61	(1,483,336.07)	(935,053.54)	162,561,144.73
11/15/27	2,418,389.61	(1,491,791.09)	(926,598.52)	161,069,353.64
12/15/27	2,418,389.61	(1,500,294.29)	(918,095.32)	159,569,059.35
1/15/28	2,418,389.61	(1,508,845.97)	(909,543.64)	158,060,213.38
2/15/28	2,418,389.61	(1,517,446.39)	(900,943.22)	156,542,766.99
3/15/28	2,418,389.61	(1,526,095.84)	(892,293.77)	155,016,671.15
4/15/28	2,418,389.61	(1,534,794.58)	(883,595.03)	153,481,876.57
5/15/28	2,418,389.61	(1,543,542.91)	(874,846.70)	151,938,333.66
6/15/28	2,418,389.61	(1,552,341.11)	(866,048.50)	150,385,992.55
7/15/28	2,418,389.61	(1,561,189.45)	(857,200.16)	148,824,803.10
8/15/28	2,418,389.61	(1,570,088.23)	(848,301.38)	147,254,714.87
9/15/28	2,418,389.61	(1,579,037.74)	(839,351.87)	145,675,677.13
10/15/28	2,418,389.61	(1,588,038.25)	(830,351.36)	144,087,638.88
11/15/28	2,418,389.61	(1,597,090.07)	(821,299.54)	142,490,548.81
12/15/28	2,418,389.61	(1,606,193.48)	(812,196.13)	140,884,355.33
1/15/29	2,418,389.61	(1,615,348.78)	(803,040.83)	139,269,006.55
2/15/29	2,418,389.61	(1,624,556.27)	(793,833.34)	137,644,450.28
3/15/29	2,418,389.61	(1,633,816.24)	(784,573.37)	136,010,634.04
4/15/29	2,418,389.61	(1,643,129.00)	(775,260.61)	134,367,505.04
5/15/29	2,418,389.61	(1,652,494.83)	(765,894.78)	132,715,010.21

6/15/29	2,418,389.61	(1,661,914.05)	(756,475.56)	131,053,096.16
7/15/29	2,418,389.61	(1,671,386.96)	(747,002.65)	129,381,709.20
8/15/29	2,418,389.61	(1,680,913.87)	(737,475.74)	127,700,795.33
9/15/29	2,418,389.61	(1,690,495.08)	(727,894.53)	126,010,300.25
10/15/29	2,418,389.61	(1,700,130.90)	(718,258.71)	124,310,169.35
11/15/29	2,418,389.61	(1,709,821.64)	(708,567.97)	122,600,347.71
12/15/29	2,418,389.61	(1,719,567.63)	(698,821.98)	120,880,780.08
1/15/30	2,418,389.61	(1,729,369.16)	(689,020.45)	119,151,410.92
2/15/30	2,418,389.61	(1,739,226.57)	(679,163.04)	117,412,184.35
3/15/30	2,418,389.61	(1,749,140.16)	(669,249.45)	115,663,044.19
4/15/30	2,418,389.61	(1,759,110.26)	(659,279.35)	113,903,933.93
5/15/30	2,418,389.61	(1,769,137.19)	(649,252.42)	112,134,796.74
6/15/30	2,418,389.61	(1,779,221.27)	(639,168.34)	110,355,575.47
7/15/30	2,418,389.61	(1,789,362.83)	(629,026.78)	108,566,212.64
8/15/30	2,418,389.61	(1,799,562.20)	(618,827.41)	106,766,650.44
9/15/30	2,418,389.61	(1,809,819.70)	(608,569.91)	104,956,830.74
10/15/30	2,418,389.61	(1,820,135.67)	(598,253.94)	103,136,695.07
11/15/30	2,418,389.61	(1,830,510.45)	(587,879.16)	101,306,184.62
12/15/30	2,418,389.61	(1,840,944.36)	(577,445.25)	99,465,240.26
1/15/31	2,418,389.61	(1,851,437.74)	(566,951.87)	97,613,802.52
2/15/31	2,418,389.61	(1,861,990.94)	(556,398.67)	95,751,811.58
3/15/31	2,418,389.61	(1,872,604.28)	(545,785.33)	93,879,207.30
4/15/31	2,418,389.61	(1,883,278.13)	(535,111.48)	91,995,929.17
5/15/31	2,418,389.61	(1,894,012.81)	(524,376.80)	90,101,916.36
6/15/31	2,418,389.61	(1,904,808.69)	(513,580.92)	88,197,107.67
7/15/31	2,418,389.61	(1,915,666.10)	(502,723.51)	86,281,441.57
8/15/31	2,418,389.61	(1,926,585.39)	(491,804.22)	84,354,856.18
9/15/31	2,418,389.61	(1,937,566.93)	(480,822.68)	82,417,289.25
10/15/31	2,418,389.61	(1,948,611.06)	(469,778.55)	80,468,678.19
11/15/31	2,418,389.61	(1,959,718.14)	(458,671.47)	78,508,960.05
12/15/31	2,418,389.61	(1,970,888.54)	(447,501.07)	76,538,071.51
1/15/32	2,418,389.61	(1,982,122.60)	(436,267.01)	74,555,948.91
2/15/32	2,418,389.61	(1,993,420.70)	(424,968.91)	72,562,528.21
3/15/32	2,418,389.61	(2,004,783.20)	(413,606.41)	70,557,745.01
4/15/32	2,418,389.61	(2,016,210.46)	(402,179.15)	68,541,534.55
5/15/32	2,418,389.61	(2,027,702.86)	(390,686.75)	66,513,831.69
6/15/32	2,418,389.61	(2,039,260.77)	(379,128.84)	64,474,570.92
7/15/32	2,418,389.61	(2,050,884.56)	(367,505.05)	62,423,686.36
8/15/32	2,418,389.61	(2,062,574.60)	(355,815.01)	60,361,111.76
9/15/32	2,418,389.61	(2,074,331.27)	(344,058.34)	58,286,780.49
10/15/32	2,418,389.61	(2,086,154.96)	(332,234.65)	56,200,625.53
11/15/32	2,418,389.61	(2,098,046.04)	(320,343.57)	54,102,579.49
12/15/32	2,418,389.61	(2,110,004.91)	(308,384.70)	51,992,574.58
1/15/33	2,418,389.61	(2,122,031.93)	(296,357.68)	49,870,542.65
2/15/33	2,418,389.61	(2,134,127.52)	(284,262.09)	47,736,415.13

3/15/33	2,418,389.61	(2,146,292.04)	(272,097.57)	45,590,123.09
4/15/33	2,418,389.61	(2,158,525.91)	(259,863.70)	43,431,597.18
5/15/33	2,418,389.61	(2,170,829.51)	(247,560.10)	41,260,767.67
6/15/33	2,418,389.61	(2,183,203.23)	(235,186.38)	39,077,564.44
7/15/33	2,418,389.61	(2,195,647.49)	(222,742.12)	36,881,916.95
8/15/33	2,418,389.61	(2,208,162.68)	(210,226.93)	34,673,754.27
9/15/33	2,418,389.61	(2,220,749.21)	(197,640.40)	32,453,005.06
10/15/33	2,418,389.61	(2,233,407.48)	(184,982.13)	30,219,597.58
11/15/33	2,418,389.61	(2,246,137.90)	(172,251.71)	27,973,459.68
12/15/33	2,418,389.61	(2,258,940.89)	(159,448.72)	25,714,518.79
1/15/34	2,418,389.61	(2,271,816.85)	(146,572.76)	23,442,701.94
2/15/34	2,418,389.61	(2,284,766.21)	(133,623.40)	21,157,935.73
3/15/34	2,418,389.61	(2,297,789.38)	(120,600.23)	18,860,146.35
4/15/34	2,418,389.61	(2,310,886.78)	(107,502.83)	16,549,259.57
5/15/34	2,418,389.61	(2,324,058.83)	(94,330.78)	14,225,200.74
6/15/34	2,418,389.61	(2,337,305.97)	(81,083.64)	11,887,894.77
7/15/34	2,418,389.61	(2,350,628.61)	(67,761.00)	9,537,266.16
8/15/34	2,418,389.61	(2,364,027.19)	(54,362.42)	7,173,238.97
9/15/34	2,418,389.61	(2,377,502.15)	(40,887.46)	4,795,736.82
10/15/34	2,418,389.61	(2,391,053.91)	(27,335.70)	2,404,682.91
11/15/34	2,418,389.61	(2,404,682.91)	(13,706.70)	0.00